Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated January 11, 2023

to the currently effective Summary Prospectuses, Prospectus and Statement of Additional Information dated May 1, 2022, as supplemented from time to time, for Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series) and Series P (High Yield Series) (each, a “Fund” and, collectively, the “Funds”)

This supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

All references to Mr. B. Scott Minerd are removed from each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Each Fund’s other portfolio manager(s) will continue to serve as portfolio manager(s) to the Fund. There is no change to each Fund’s investment objective or principal investment strategies and the daily management of each Fund is expected to remain unchanged.

Please Retain This Supplement for Future Reference

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